UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017

BankGuam Holding Company

(Exact name of registrant as specified in its charter)

Guam	000-54483	66-0770448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Chalan Santo Papa Hagatna, Guam	96910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (671) 472-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

At its meeting on February 27, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.10 per share for the holders of its common stock and a dividend payment to the holders of the Company’s 5.50% Fixed Rate/Floating Rate Noncumulative Preferred Stock, Series A. The Company issued a press release on March 3, 2017 regarding the dividend payments. The dividends will be paid on March 31, 2017 to shareholders of record on March 15, 2017.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated March 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

Date: March 3, 2017	BankGuam Holding Company

	By:	/s/ LOURDES A. LEON GUERRERO
Lourdes A. Leon Guerrero President and Chief Executive Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 3, 2017